SUMMARY PROSPECTUS ï DECEMBER 30, 2009 Van Kampen Technology Fund

Class / Ticker  A VTFAX  B VTFBX  C VTFCX  I VTFIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/technology. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated December 30, 2009, the Fund’s audited financial statements for the fiscal year ended August 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated August 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 13 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	5.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%	0.90%	0.90%	0.90%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	2.09%	2.09%	2.11%	2.09%

Total annual fund operating expenses	3.24%	3.99%	4.01%	2.99%

Fee waiver and/or expense reimbursement[3]	1.29%	1.29%	1.31%	1.29%

Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.95%	2.70%	2.70%	1.70%

1	The maximum deferred sales charge is 5.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses. The fee waivers and/or other expense reimbursements are expected to continue (such that the total annual fund operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the

Fund’s net operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$762	$1,152	$1,567	$2,719

Class B Shares	$773	$1,138	$1,580	$2,851

Class C Shares	$373	$838	$1,430	$3,032

Class I Shares	$173	$536	$923	$2,009

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$762	$1,152	$1,567	$2,719

Class B Shares	$273	$838	$1,430	$2,851

Class C Shares	$273	$838	$1,430	$3,032

Class I Shares	$173	$536	$923	$2,009

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund’s portfolio management team to rely extensively on technology, science or communications in their product development or operations. The Fund’s portfolio management team focuses on those companies that it believes have rising earnings expectations or rising valuations. The Fund seeks companies with capital appreciation potential. The Fund generally sells securities when the Fund’s portfolio management team determines that the holding no longer satisfies its investment criteria. The Fund may invest in larger, more established companies or in smaller or unseasoned companies.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain instruments known as “derivatives”, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

•	Technology-oriented companies risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

•	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

•	Risks of using derivative instruments. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the nine calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the nine-month period ended September 30, 2009 for Class A Shares was 38.74%. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 34.59% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class A Shares was -53.67% (for the quarter ended March 31, 2001).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the NYSE Arca Tech 100 Index® and the Standard & Poor’s 500® Index, two indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund. The NYSE Arca Tech 100 Index® is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. The Standard & Poor’s 500® Index measures the performance of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Since Inception” performance information shown below for Class A Shares, Class B Shares, Class C Shares and the corresponding performance information for the NYSE Acra Tech 100 Index® and the Standard & Poor’s 500® Index is provided since July 26, 1999. Class I Shares of the Fund had not commenced operations as of December 31, 2008 or as of the date hereof and therefore do not have a full calendar year of return information to report. Although all of the Fund’s shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares will differ from the annual returns shown below because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund’s Class I Shares will be shown in future prospectuses offering the Fund’s Class I Shares after the Fund’s Class I

Shares have a full calendar year of return information to report.

Average Annual Total Returns
for the Periods Ended	Past	Past	Since
December 31, 2008	1 Year	5 Years	Inception

Class A Shares

Return Before Taxes	–47.06%	–5.97%	–11.56%

Return After Taxes on Distributions	–47.06%	–5.97%	–11.56%

Return After Taxes on Distributions and Sale of Fund Shares	–30.59%	–4.97%	–8.86%

NYSE Arca Tech 100 Index®	–34.99%	–2.62%	0.53%

Standard & Poor’s 500® Index	–37.00%	–2.19%	–2.50%

Class B Shares

Return Before Taxes	-47.03%	-5.86%	-11.59%

NYSE Arca Tech 100 Index®	-34.99%	-2.62%	0.53%

Standard & Poor’s 500® Index	-37.00%	-2.19%	-2.50%

Class C Shares

Return Before Taxes	-44.80%	-5.58%	-11.68%

NYSE Arca Tech 100 Index®	-34.99%	-2.62%	0.53%

Standard & Poor’s 500® Index	-37.00%	-2.19%	-2.50%

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Morgan Stanley Investment Management Limited is the Fund’s investment subadviser (the “Subadviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

	Title with Adviser	Date Began
Name	or Subadviser	Managing Fund

Michael Nolan	Managing Director	2008

Helen Krause	Executive Director	2008

Arthur Robb	Executive Director	2008

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is a taxable event for shareholders in a taxable account. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: TECHSUM 12/09